                                                                  EXHIBIT 10.1.5

                                Fourth Amendment
                           to Stockholders' Agreement
                           --------------------------

     This Fourth Amendment to Stockholders' Agreement (the "Amendment") is entered into by and among AT&T Wireless PCS, LLC, the Cash Equity Investors and Management Shareholders named therein and Tritel, Inc. ("Tritel").

     WHEREAS, AT&T Wireless PCS, LLC, the Cash Equity Investors, the Management Shareholders and Tritel entered into that certain Stockholders' Agreement dated as of January 7, 1999, and as amended as of August 27, 1999, September 1, 1999 and November 17, 1999 (the "Agreement");

     WHEREAS, the Board of Directors of Tritel has determined that it is in the best interests of Tritel to commence an initial public offering of Tritel's Class A Common Stock (the "IPO"); and

     WHEREAS, to facilitate the IPO, Tritel and the Stockholders agree that certain provisions of the Agreement should be amended;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows (capitalized terms used herein have the same meaning, as defined in the Agreement, unless otherwise specified herein):

        1.  AT&T Wireless PCS Inc., a Delaware Corporation is now AT&T Wireless
            -------------------------------------------------------------------
PCS, LLC, a Delaware limited liability company. All references to "AT&T Wireless
----------------------------------------------
PCS Inc., a Delaware corporation" are hereby amended to read "AT&T Wireless PCS, LLC, a Delaware limited liability company".

        2.  Nomination of Directors by AT&T PCS and TWR Cellular.  The
            ----------------------------------------------------
Agreement is hereby amended as follows:

        (a) Section 3.1(c) of the Stockholders' Agreement shall be amended and restated in its entirety as follows:

               "(c) two (2) individuals nominated by AT&T PCS pursuant to the Restated Certificate in its capacity as holder of Series A Preferred Stock (each a "Series A Preferred Director") so long as it and TWR Cellular has the right to nominate two directors in accordance with the Restated Certificate";

        (b) The second sentence immediately following clause (d) of Section 3.1 of the Stockholders' Agreement shall be amended and restated in its entirety as follows:

               "In the event that AT&T PCS and TWR Cellular shall cease to be entitled to nominate the Series A Preferred Directors, such directors shall resign (or the other directors or Stockholders shall remove them) from the Board of Directors and the remaining directors shall take such action so that the number of directors constituting the entire Board of Directors shall be reduced accordingly.";

        (c) The last sentence of the last paragraph of Section 3.1 shall be amended and restated in its entirety as follows:

               "In addition, so long as AT&T PCS and TWR Cellular have the right to nominate two directors in accordance with the Restated Certificate, up to two (2) persons designated by AT&T PCS shall have the right to attend each meeting of the Board of Directors as an observer."; and

        (d)  The following Section 3.12 shall be added to the Stockholders'
Agreement:

               "3.12.  Series A Preferred Directors.  For so long as AT&T PCS
                       ----------------------------
          shall have the right to nominate one or more Series A Preferred Directors to the Board of Directors in accordance with the Restated Certificate, each of the Stockholders hereby agrees that it will vote all of the shares of Class A Voting Common Stock and Voting Preference Stock Beneficially Owned or held of record by it (whether now owned or hereafter acquired), in person or by proxy, to cause the election of any such Series A Preferred Director so nominated by AT&T PCS to serve on the Board of Directors and such obligation of the Stockholders to cause the election of any such Series A Preferred Director shall continue until the termination of this Agreement in accordance with
          Section 12.3."

        3.  Purchase Right. Section 7.2 of the Stockholders' Agreement shall
            --------------
be amended and restated in its entirety as follows:

          "7.2  Purchase Right.
                --------------

               (a) If on or prior to the IPO Date the Company proposes to offer, issue, sell or otherwise dispose of shares of any class or series of common stock or Preferred Stock, or options, rights, warrants, conversion rights or appreciation rights relating thereto, or any other type of equity security (collectively, "Equity Securities") of the Company for cash to any Person, including pursuant to an initial public offering, (x) the Company shall, prior to any such offer, issuance, sale or other disposition, give written notice (an "Issuance Notice") to each of the Stockholders setting forth the purchase price of such Equity Securities (or, in the case of an initial public offering, the anticipated price range), the type and aggregate number of Equity Securities or rights to acquire Equity Securities to be so offered, issued, sold or otherwise disposed of, the terms and conditions of such offer, issuance, sale or other disposition, and the rights, powers and duties inhering in such additional Equity Securities or rights to acquire Equity Securities, and (y) each Stockholder shall have the right (the "Purchase Right") to acquire the percentage of Equity Securities proposed to be offered, issued, sold or otherwise disposed of equal to the number of shares of Class A Voting Common Stock (or, at the election of the Stockholder, Class B common stock in lieu thereof) then Beneficially Owned by such Stockholder divided by the aggregate number of shares of Class A Voting Common Stock outstanding immediately prior to such offer, issuance, sale or other disposition of Equity Securities (including any shares of Class A Voting Common Stock Beneficially Owned by such Stockholder); provided, however, that
                                                         --------  -------
          the terms and conditions of this Section 7.2 shall not apply to any offer, issuance, sale or other disposition of Equity Securities or rights to acquire Equity Securities to any Person pursuant to a stock option or stock appreciation rights plan established by the Company for the benefit of its employees, officers, directors, agents or consultants, or otherwise granted to an employee of the Company in connection with such person's employment by the Company; provided,
                                                                   --------
          further, that such Purchase Right and the Company's obligation to
          -------
          provide any Issuance Notice shall expire on the business day preceding the pricing of an initial public offering where (x) such Purchase Right has not theretofore been exercised or (y) the Stockholder has not notified the Company of such Stockholder's intent to exercise such Purchase Right in connection with a proposed offering. In the case of an offer, issuance, sale or other disposition of Equity Securities issued as part of a unit with other debt, equity or other securities of the Company, the right of a Stockholder to acquire such Equity Security shall be conditioned upon such Stockholder's acquisition of such debt, equity or other securities included in such unit.

               (b) Each Stockholder may exercise such Purchase Right, in whole or in part, on the terms and conditions and for the purchase price set forth in the Issuance Notice, by giving to the Company notice to such effect, within thirty (30) days after the giving of the Issuance Notice. In the case of an initial public offering, the following
          conditions shall apply to the Purchase Right set forth herein:   (i)
          In the event that a Stockholder exercises such Purchase Right, such Stockholder shall be obligated to exercise such right if the public offering price is not greater than the highest price in the anticipated range specified in the applicable notice, and (ii) in the event that a Stockholder exercises such Purchase Right and the public offering price is greater than the highest price in the anticipated range specified in the applicable notice, such Stockholder shall have the right but not the obligation, to exercise such right at such public offering price; provided however, that in either case, the
                                 -------- -------
          purchase price per share shall be reduced by an amount equal to the underwriting discount per share applicable to the shares offered to the public in the initial public offering. After the expiration of such thirty (30) day period, the Company shall have the right to offer, issue, sell and otherwise dispose of any or all of the Equity Securities referred to in the applicable Issuance Notice as to which no Purchase Right has been exercised but only upon the terms and conditions, and for a purchase price not lower than the purchase price set forth in the Issuance Notice; provided,
                                                                    --------
          however, that in the case of an initial public offering, such right of
          -------
          the Company shall be the right to offer, issue, sell and otherwise dispose of such Equity Securities at any price. In the event of an initial public offering of Equity Securities at a price more than 20% below such lowest price, AT&T PCS shall have the right, exercisable at the time of pricing of such initial public offering, to exercise such Purchase Right. If the Company does not offer, issue, sell or otherwise dispose of the Equity Securities referred to in the applicable Issuance Notice on the terms and conditions set forth in such Issuance Notice within one hundred twenty (120) days after the expiration of such thirty (30) day period, then any subsequent proposal by the Company to offer, issue, sell or otherwise dispose of such Equity Securities shall be subject to this Section 7.2."

        4.  Entire Agreement; Amendment; Consents.  Section 12.2(b) of the
            -------------------------------------
Stockholders' Agreement is hereby amended and restated in its entirety as follows:

               "(b) No change or modification of this Agreement shall be valid, binding or enforceable unless the same shall be in writing and signed by the Company and the Beneficial Owners of a majority of the shares of Class A Voting Common Stock party to this Agreement, including AT&T PCS, 66-2/3% of the Class A Voting Common Stock Beneficially Owned by the Cash Equity Investors, and 66-2/3% of the Class A Voting Common Stock Beneficially Owned by the Management Stockholders; provided,
                                                                   --------
          however, that in the event any party hereto shall cease to own any
          -------
          shares of Equity Securities such party hereto shall cease to be a party to this Agreement and the rights and obligations of such party hereunder shall terminate, except to the extent otherwise provided in
          Section 4.7(a) with respect to any Unfunded Commitment."

        5.  Termination of Certain Provisions.  Section 12.3(b)(i) is hereby
            ---------------------------------
amended and restated in its entirety as follows:

     "(i) the provisions of Sections 3.3, 3.4, 3.5, 3.11, 4.1(a), 4.5(c), 7.1,
     7.2 and 7.6 shall terminate on the earlier to occur of a termination pursuant to Section 12.3(a) and the IPO Date."

        6.  Stockholder Approval.  By execution of this Amendment the
            --------------------
undersigned shall be deemed to have approved by written consent pursuant to
Section 228 of the Delaware General Corporation Law of an amendment to the Company's Certificate of Incorporation in order to provide that the holders of Series A Preferred Stock have a right to nominate directors, and not to elect directors.

        7.  Change of Address of Management Stockholders, Tritel, Inc. and AT&T
            -------------------------------------------------------------------
PCS and their respective Counsel.
--------------------------------

          (a)  The address of the Management Stockholders and Tritel Inc. in
               Section 12.1 is hereby amended to read:

          "If to a Management Stockholder or to the Company:

          Tritel Inc. (or in the case of a Management Stockholder, c/o Tritel, Inc.)
          111 East Capitol Street, Suite 500
          Jackson, Mississippi 39201
          Telephone: (601) 914-8000
          Facsimile: (601) 914-8285
          Attention: James H. Neeld, IV, Esq.

          With a copy to:

          Brown & Wood LLP
          1 World Trade Center
          New York, NY 10048
          Telephone: (212) 839-5300
          Facsimile: (212) 839-5599
          Attention: Michael A. King, Esq."

          (b) The address of AT&T PCS or TWR Cellular in Section 12.1 is hereby amended to read:

          "If to AT&T PCS or TWR Cellular:

          c/o AT&T Wireless Services, Inc.
          7277 164th Avenue Northeast
          Redmond, Washington 98052
          Attention:  William W. Hague
          Facsimile:   (425) 828-8405

          With a copy to:

          AT&T Corp.
          295 North Maple Avenue
          Basking Ridge, NJ 07920
          Attention:  Corporate Secretary
          Facsimile:   (908) 953-4657

          and

          Friedman Kaplan & Seiler LLP
          875 Third Avenue, 8th Floor

          New York, New York 10022
          Attention: Gregg S. Lerner
          Telephone:  (212) 833-1100
          Facsimile:    (212) 355-6401"

        8.   Representations and Warranties. Each party hereto, as to itself,
             ------------------------------
represents and warrants, as applicable, to each of the other parties as follows:

                A. It is a corporation, limited liability company, general partnership or limited partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

                B. It has the requisite power, authority and capacity to execute, deliver and perform this Amendment.

                C. The execution and delivery of this Amendment by it have been duly and validly authorized by its Board of Directors (or equivalent body) and no other proceedings on its part which have not been taken (including, without limitation, approval of its stockholders, partners or members) are necessary to authorize this Amendment.

                D. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditor's rights generally and may be subject to general principles of equity.

                E. The execution, delivery and performance by it of this Amendment will not (a) conflict with, or result in a breach or violation of, any provision of its organizational documents; (b) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or any of its assets; or (c) require any Consent, or the approval of its board of directors, general partner, stockholders or similar constituent bodies, as the case may be (which approvals have been obtained), except in each case, where such breach, violation, default, Lien, right, or the failure to obtain or give such consent would not have a Material

                        Adverse Effect on it or its ability to perform its obligations hereunder.

                F. There is no action, proceeding or investigation pending or, to its knowledge, threatened against it or any of its properties or assets that would be reasonably expected to have an adverse effect on its ability to enter into this Amendment or to fulfill its obligations hereunder.

        9.  Ratification.  The Agreement as amended hereby is ratified and
            ------------
affirmed, and except as expressly amended hereby, all other terms and provisions of the Agreement remain unchanged and continue in full force and effect. The terms of this Amendment shall supersede any conflicting terms of the Agreement.

        10.  Entire Agreement.  The Agreement, as amended by this Amendment,
             ----------------
constitutes the entire agreement and understanding between the parties hereto regarding the subject matter addressed therein.

        11.  Governing Law.  This Agreement shall be governed by and construed
             -------------
in accordance with the laws of the State of Delaware.

        12.  Amendment of Effectiveness Date.  This Amendment shall be
             -------------------------------
effective on the date that a counterpart hereof shall have been executed by each of the Company and the Beneficial Owners of a majority of the Shares of Class A Voting Common Stock, including AT&T PCS, the holders of 66 2/3% of the Class A Voting Common Stock Beneficially Owned by the Cash Equity Investors and the holders of 66 2/3% of the Class A Voting Common Stock Beneficially Owned by the Management Stockholders (the "Amendment Effectiveness Date").

        13.  Execution.  This Amendment may be executed in multiple
             ---------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to accept facsimile signatures as an original signature.

     EXECUTED as of the ____ day of December, 1999.

                              AT&T Wireless PCS, LLC

                              By:_____________________
                              Name:___________________
                              Title:__________________


                              TWR Cellular, Inc.

                              By:_____________________
                              Name:___________________
                              Title:__________________



                              Tritel, Inc.

                              By:_____________________
                              Name:___________________
                              Title:__________________



                              Central Alabama Partnership, L.P.

                              By:_____________________
                              Name:___________________
                              Title:__________________



                              J.G. Funding, LLC

                              By:_____________________
                              Name:___________________
                              Title:__________________

                            Cash Equity Investors:

                            Toronto Dominion Investments, Inc.

                            By:__________________________
                            Name:
                            Title:



                            General Electric Capital Corporation

                            By:__________________________
                            Name:
                            Title:



                            CIHC, Incorporated

                            By:__________________________
                            Name:
                            Title:



                            Dresdner Kleinwort Benson Private Equity Partners LP

                            By: Dresdner Kleinwort Benson Private Equity Managers LLC, as its general partner

                            By:__________________________
                            Name: Alexander P. Coleman
                            Title: Authorized Signatory

                            Triune PCS, LLC, a Delaware limited liability company

                              By:  Oak Tree, LLC
                              Title: Manager

                                 By:  Triune Private Equity, LLC
                                 Title: Manager

                                    By:______________________
                                    Name: Kevin Shepherd
                                    Title: Manager


                            FCA Venture Partners II, L.P.

                            By: Clayton-DC Venture Capital Group, LLC, its general partner

                                 By:_________________________
                                 Name: D. Robert Crants, III
                                 Title: Manager

                            Clayton Associates, LLC

                            By:__________________________
                                  Its managing Member

                            Southern Farm Bureau Life Insurance Company

                            By:__________________________
                            Name:________________________
                            Title:_______________________

                            M3, LLC

                            By:__________________________
                            Name:________________________
                            Title:_______________________


                            McCarty Communications, LLC

                            By:__________________________
                            Name:________________________
                            Title:_______________________


                            DC Investment Partners Exchange Fund, L.P.
                            FCA Venture Partners I, L.P.

                            By:__________________________
                            Name:________________________
                            Title:_______________________


                            Mercury PCS Investors, LLC

                            By:__________________________
                            Name:________________________
                            Title:_______________________


                            The Manufacturers' Life Insurance Company (U.S.A.)

                            By:__________________________
                            Name:________________________
                            Title:_______________________

                            By:__________________________
                            Name:________________________
                            Title:_______________________

                            Trillium PCS, LLC

                            By:__________________________
                            Name:________________________
                            Title:_______________________


                            Management Stockholders:


                            _____________________________
                            William M. Mounger, II


                            _____________________________
                            E.B. Martin, Jr.


                            _____________________________
                            William S. Arnett